SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 20, 2002

Hibbett Sporting Goods, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Commission file number: 000-20969

Delaware	63-1074067
(State of	(I.R.S. Employer
Incorportation)	Indentification No.)

451 Industrial Lane
Birmingham, Alabama 35211
(Address of Principal Executive Offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

FORM 8-K

ITEM 5—Other Events

Hibbett Sporting Goods, Inc. announced the naming of Ralph Parks to its Board of Directors in a press release issued on August 20, 2002. The press release is attached hereto as Exhibit 99.1.

Hibbett Sporting Goods, Inc. announced its financial results for the quarter ended August 3, 2002 in a press release issued on August 22, 2002. The press release is attached hereto as Exhibit 99.2.

ITEM 7—Financial Statements, Pro Forma Financial Information and Exhibits

(c)    Exhibits: The following exhibits are filed as part of this Report.

99.1	Press Release, dated August 20, 2002, of Hibbett Sporting Goods, Inc.

99.2	Press Release, dated August 22, 2002, of Hibbett Sporting Goods, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    August 22, 2002

HIBBETT SPORTING GOODS, INC.

By:	/s/ GARY A. SMITH
Gary A. Smith Vice President/CFO

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